EXHIBIT 10.78

$40,000,000 AGGREGATE PRINCIPAL AMOUNT

BEARINGPOINT, INC.

0.50% CONVERTIBLE SENIOR SUBORDINATED DEBENTURES

DUE JULY 2010

AND

COMMON STOCK PURCHASE WARRANTS

Registration Rights Agreement

dated July 15, 2005

REGISTRATION RIGHTS AGREEMENT, dated as of July 15, 2005, between BearingPoint, Inc., a Delaware corporation (together with any successor entity, herein referred to as the “Company”), and each of the other entities whose names are set forth on the signature page hereto (the “Investors”).

Pursuant to the Securities Purchase Agreement, dated as of July 15, 2005 (the “Purchase Agreement”), by and between the Company and the Investors, the Company has agreed to issue and sell to the Investors $40,000,000 aggregate principal amount of its 0.50% Convertible Senior Subordinated Debentures due July 2010 (the “Debentures”) and Warrants to Purchase Common Stock (the “Warrants”, and, together with the Debentures, the “Securities”). The Securities are convertible or exercisable, as the case may be, into fully paid, nonassessable shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”).

To induce the Investors to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

The Company agrees with the Investors for the benefit of the Investors and the other beneficial owners (if any) from time to time of the Securities and the beneficial owners from time to time of the underlying Common Stock issued upon conversion or exercise of the Securities (each of the foregoing, including the Investors, a “Holder” and together the “Holders”), as follows:

The parties hereby agree as follows:

1. Definitions. Capitalized terms used in this Agreement without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

“Affiliate” of any specified Person means any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this Registration Rights Agreement.

“Amendment Effectiveness Deadline Date” has the meaning set forth in Section 2(e) hereof

“Amendment Filing Target Date” has the meaning set forth in Section 2(e) hereof.

“Asserting Person” has the meaning set forth in Section 6(a) hereof.

“Business Day” means a day, other than a Saturday or Sunday, that in The City of New York, is not a day on which banking institutions are authorized or required by law, regulation or executive order to close.

“Commission” means the Securities and Exchange Commission.

“Common Stock” has the meaning set forth in the preamble hereto.

“Company” has the meaning set forth in the preamble hereto.

“Effectiveness Period” has the meaning set forth in Section 2(a)(iii) hereof.

“Effectiveness Target Date” has the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means a Person who owns, beneficially or otherwise, Transfer Restricted Securities.

“Indemnified Holder” has the meaning set forth in Section 6(a) hereof.

“Majority of Holders” means, at any time of determination, Holders holding more than 50% of the Transfer Restricted Securities outstanding.

“NASD” means the National Association of Securities Dealers, Inc.

“Notice and Questionnaire” means a written notice executed by the respective Holder and delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached hereto as Annex A.

“Notice Holder” means on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.

“Person” means an individual, partnership, corporation, company, unincorporated organization, trust, joint venture or a government or agency or political subdivision thereof.

“Purchase Agreement” has the meaning set forth in the preamble hereto.

“Prospectus” means the prospectus included in a Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

“Registration Default” has the meaning set forth in Section 3(a) hereof.

“Securities” has the meaning set forth in the preamble hereto.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Holder” means a Holder that is named as a selling holder in the Shelf Registration Statement.

“Shelf Filing Deadline” has the meaning set forth in Section 2(a)(i) hereof.

“Shelf Registration Statement” has the meaning set forth in Section 2(a)(i) hereof.

“Subsequent Shelf Registration Statement” has the meaning set forth in Section 2(c) hereof.

“Suspension Notice” has the meaning set forth in Section 4(c) hereof.

“Suspension Period” has the meaning set forth in Section 4(b)(i) hereof.

“Transfer Restricted Securities” means each share of Common Stock issued upon conversion or exercise, as the case may be, of a Security until the earliest of:

(i) the date on which such share of Common Stock has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement;

(ii) the date on which such share of Common Stock is transferred in compliance with Rule 144 under the Securities Act; or

(iii) the date on which such share of Common Stock ceases to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise).

“Underwritten Registration” means a registration in which Securities are sold to an underwriter for reoffering to the public.

Unless the context otherwise requires, the singular includes the plural, and words in the plural include the singular.

2. Shelf Registration.

(a) The Company shall:

(i) not later than December 31, 2005 (the “Shelf Filing Deadline”), cause to be filed a registration statement pursuant the Securities Act (the “Shelf Registration Statement”), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities held by Holders that become entitled to be named as a selling securityholder in such Shelf Registration Statement and the related Prospectus pursuant to the terms of Section 2(b) hereof;

(ii) use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the Commission not later than March 31, 2006 (the “Effectiveness Target Date”); and

(iii) use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 4(b) hereof to the extent necessary to ensure that (A) it is available for resales by the Holders and (B) it conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the Commission promulgated thereunder as announced from time to time, for a period (the “Effectiveness Period”) until the earlier of:

(1) the date when the Holders are able to sell all Transfer Restricted Securities immediately without restriction during any three (3) month period pursuant to the provisions of Rule 144 under the Securities Act or any similar provision then in effect, or

(2) the date when all of the Transfer Restricted Securities are sold pursuant to the Shelf Registration Statement or pursuant to Rule 144 under the Securities Act or any similar provision then in effect.

(b) At the time the Shelf Registration Statement is declared effective, each Holder that became a Notice Holder on or prior to the date eight (8) Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Transfer Restricted Securities in accordance with applicable law. None of the Company’s securityholders (other than Holders) shall have the right to include any of the Company’s securities in the Shelf Registration Statement.

(c) If the Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Transfer Restricted Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Transfer Restricted Securities), the Company shall use its reasonable best efforts to, as promptly as is practicable, obtain the withdrawal of any order suspending the effectiveness thereof, and in any event shall, to the extent necessary, within thirty (30) days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Transfer Restricted Securities (a “Subsequent Shelf Registration Statement”). If a Subsequent Shelf Registration Statement is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Subsequent Registration Statement continuously effective until the end of the Effectiveness Period.

(d) The Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act or as reasonably requested by the Holders covered by such Shelf Registration Statement.

(e) Each Holder agrees that if such Holder wishes to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement and related Prospectus, it shall do so only in accordance with this Section 2(e) and Section 4. From and after the date the Shelf Registration Statement is declared effective the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered, and in any event upon the later of (x) fifteen (15) Business Days after such date or (y) fifteen (15) Business Days after the expiration of any Suspension Period in effect when the Notice and Questionnaire is delivered or put into effect within fifteen (15) Business Days of such delivery date (each such date described in (x) and (y) above, the “Amendment Filing Target Date”):

(i) if required by applicable law, file with the Commission a posteffective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Transfer Restricted Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the “Amendment Effectiveness Deadline Date”) that is forty-five (45) days after the date such post effective amendment is required by this clause to be filed;

(ii) provide such Holder copies of any documents filed pursuant to Section 2(e)(i); and

(iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(e)(i);

provided that if such Notice and Questionnaire is delivered during a Suspension Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Suspension Period in accordance with Section 4(b). Notwithstanding anything contained herein to the contrary, (i) the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Registration Statement or related Prospectus and (ii) the Amendment Effectiveness Deadline Date shall be extended by up to ten (10) Business Days from the expiration of a Suspension Period (and the Company shall incur no increase in the interest rate applicable to the Debentures under Section 2.1 (iii) of the Debentures during such extension) if such Suspension Period shall be in effect on the Amendment Effectiveness Deadline Date.

3. Registration Default.

(a) Each event referred to in the following clauses (i) through (v) is a “Registration Default”:

(i) the Shelf Registration Statement is not filed with the Commission prior to or on the Shelf Filing Deadline;

(ii) the Shelf Registration Statement has not been declared effective by the Commission prior to or on the Effectiveness Target Date;

(iii) except as provided in Section 4(b)(i) hereof, the Shelf Registration Statement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within five (5) Business Days by a post-effective amendment to the Shelf Registration Statement, a supplement to the Prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure and, in the case of a post-effective amendment, is itself immediately declared effective;

(iv) a post-effective amendment or a supplement to a related Prospectus required pursuant to Section 2(e) is not filed by the Amendment Filing Target Date or declared effective on or prior to the Amendment Effectiveness Deadline Date; or

(v) (A) prior to or on the 45th or 60th day, as the case may be, of any Suspension Period, such suspension has not been terminated or (B) Suspension Periods exceed an aggregate of 90 days in any 360-day period.

For purposes of this Agreement, each Registration Default set forth above shall begin and be cured on the dates set forth in the table below:

Type of Registration Default by Clause	Beginning Date	Cure Date
(i)	Shelf Filing Deadline	the date the Shelf Registration Statement is filed

(ii)	Effectiveness Target Date	the date the Shelf Registration Statement is declared effective by the Commission

(iii)	the date five (5) Business Days following the date that the Shelf Registration Statement ceases to be effective or fails to be usable	the date any post-effective amendment is declared effective by the Commission or any supplement to the Prospectus or report is filed that makes the Shelf Registration Statement usable

(iv)	Amendment Filing Target Date	the date the prospectus supplement or post-effective amendment is filed

	Amendment Effectiveness Deadline Date	the date any required post-effective amendment is declared effective by the Commission

(v)	the date on which a Suspension Period, or the aggregate duration of Suspension Periods in any period, exceeds the permitted number of days	termination of the applicable Suspension Period

In the absence of any intentional misconduct by the Company, the increased interest rate set forth in Section 2.1 (iii) of the Debentures shall be the exclusive monetary remedies available to the Holders for each Registration Default.

4. Registration Procedures.

(a) In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of Section 4(b) hereof and shall use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities, and pursuant thereto, shall prepare and file with the Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Securities Act.

(b) In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the Company shall:

(i) Subject to any notice by the Company in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), use its reasonable best efforts to keep the Shelf Registration

Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the Effectiveness Period, the Company shall file as promptly as is practicable an appropriate amendment to the Shelf Registration Statement, a supplement to the Prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and the Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding the foregoing, the Company may suspend the effectiveness of the Shelf Registration Statement by written notice to the Holders for a period not to exceed an aggregate of 45 days in any 90-day period (each such period, a “Suspension Period”) if:

(x) there are certain circumstances relating to pending corporate developments, public filings with the Commission or similar events;

(y) an event occurs and is continuing as a result of which the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein would, in the Company’s judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(z) the Company determines reasonably and in good faith that the disclosure of such event at such time would be seriously detrimental to the Company and its subsidiaries;

provided that, in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which the Company determines in good faith would be reasonably likely to impede the Company’s ability to consummate such transaction, the Company may extend a Suspension Period from 45 days to 60 days; provided, however, that Suspension Periods shall not exceed an aggregate of 90 days in any 360-day period. The Company shall not specify in the written notice to the Holders the nature of the event giving rise to the Suspension Period.

(ii) Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all Securities covered by the Shelf

Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or supplement to the Prospectus.

(iii) Advise each Selling Holder as promptly as is practicable and, if requested by such Selling Holder, to confirm such advice in writing, except as provided in clause (D) below:

(A) when the Prospectus or any supplement to the Prospectus or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective;

(B) of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto;

(C) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; or

(D) of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading.

If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time and shall provide to each Holder who is named in the Shelf Registration Statement notice of the withdrawal of any such order as promptly as is practicable.

(iv) Make available at reasonable times for inspection by one or more representatives of the Selling Holders, designated in writing by a Majority of Holders whose Transfer Restricted Securities are included in the Shelf Registration Statement, and any attorney or accountant retained by such Selling Holders, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to conduct a reasonable investigation within the meaning of Section 11 of the

Securities Act, and cause the Company’s officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the Selling Holders, attorney or accountant in connection therewith; provided, however, that the Company shall have no obligation to deliver information to any Selling Holder or representative pursuant to this Section 4(b)(iv) unless such Selling Holder or representative shall have executed and delivered a confidentiality agreement in a form acceptable to the Company relating to such information.

(v) If requested by any Selling Holder, incorporate as promptly as is practicable in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Selling Holder may reasonably request relating to such Selling Holder or the plan of distribution of the Transfer Restricted Securities.

(vi) Furnish to each Selling Holder upon its request, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto (and any exhibits thereto as such Person may request).

(vii) Deliver to each Selling Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons reasonably may request; subject to any notice by the Company in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the Selling Holders in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

(viii) Before any public offering of Transfer Restricted Securities, cooperate with the Selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions in the United States as the Selling Holders may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject itself to general or unlimited service of process or to taxation in any such jurisdiction if they are not now so subject.

(ix) Cooperate with the Selling Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders may request at least two Business Days before any sale of Transfer Restricted Securities.

(x) Use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities.

(xi) Subject to Section 4(b)(i) hereof, if any fact or event contemplated by Section 4(b)(iii)(D) hereof shall exist or have occurred, use its reasonable best efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.

(xii) Provide CUSIP numbers for all Transfer Restricted Securities sold pursuant to the Shelf Registration Statement not later than the effective date of the Shelf Registration Statement and provide each Selling Holder, in exchange for such Selling Holder’s certificate for its Transfer Restricted Securities, an interest in a global certificate on deposit with The Depository Trust Company or any successor thereto.

(xiii) Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required to be performed in accordance with the rules and regulations of the NASD.

(xiv) Use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange Act.

(xv) Cause all Common Stock covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which Common Stock is then listed or quoted. For the avoidance of doubt, the Shelf Registration Statement shall cover a number of shares of Common Stock equal to the full number of shares of Common Stock into which the Securities would be convertible assuming the Company does not elect to deliver cash in lieu of shares of Common Stock upon conversion of the Securities.

(xvi) Provide to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15of the Exchange Act after the effective date of the Shelf Registration Statement, unless such document is available through the Commission’s EDGAR system.

(xvii) Subject to Section 4(b)(i) hereof, take all other actions reasonably necessary in order to expedite or facilitate the disposition of Transfer Restricted Securities.

(c) Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice (a “Suspension Notice”) from the Company of the existence of any fact of the kind described in Section 4(b)(iii)(D) hereof, such Holder shall forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement until:

(i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(b)(xi) hereof; or

(ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

If so directed by the Company, each Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such Suspension Notice.

(d) Each Holder agrees by acquisition of a Security and a Transfer Restricted Security, that no Holder shall be entitled to sell any Transfer Restricted Securities pursuant to a Shelf Registration Statement, or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(b) or 2(e), as the case may be, hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably request in writing. Any sale of any Transfer Restricted Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder to its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

(e) Each Holder agrees by acquisition of a Security and a Transfer Restricted Security that, upon receipt of any Suspension Notice, such Holder shall keep the existence of a Suspension Period in confidence.

5. Registration Expenses.

All expenses incident to the Company’s performance of or compliance with this Agreement shall be borne by the Company regardless of whether a Shelf Registration Statement becomes effective, including, without limitation:

(i) all registration and filing fees and expenses (including filings made with the NASD);

(ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws;

(iii) all expenses of printing (including printing of Prospectuses and certificates for the Common Stock to be issued upon conversion of the Securities) and the Company’s expenses for messenger and delivery services and telephone;

(iv) all fees and disbursements of counsel to the Company;

(v) all application and filing fees in connection with listing (or authorizing for quotation) of the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

(vi) all fees and disbursements of independent certified public accountants of the Company.

The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

All fees and expenses of the Notice Holders, including fees and expenses of counsel, shall be borne by the Notice Holders; provided that the Company shall pay the reasonable fees and expenses of one law firm selected by the Majority of Holders to represent all Notice Holders.

6. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Holder, its directors, officers, and employees and each Person, if any, who controls any such Holder within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Holder”), against any loss, claim, damage, liability or expense, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Transfer Restricted Securities), to which such Indemnified Holder may become subject, insofar as any such loss, claim, damage, liability or action arises out of, or is based upon:

(i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Shelf Registration Statement as originally filed or in any amendment thereof, in any Prospectus or in any amendment or supplement thereto or (B) any blue sky application or other document or any amendment or supplement thereto prepared or executed by the Company (or based upon written information furnished by or on behalf of the Company expressly for use in such blue sky application or other document or amendment or supplement) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Transfer Restricted Securities under the securities law of any state or other jurisdiction; or

(ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder (or its related Indemnified Holder) specifically for use therein; provided, further, that the foregoing indemnity agreement with respect to any Prospectus shall not inure to the benefit of a Holder, or any person controlling such Holder, who failed to deliver a Prospectus, as then amended or supplemented (so long as the prospectus and any amendment or supplement thereto was provided by the Company to the Holder on a timely basis prior to the sale of Transfer Restricted Securities by such Holder pursuant to a Shelf Registration Statement to the Asserting Person, in order to permit proper delivery upon confirmation of such sale), to the Person (the “Asserting Person”) asserting any losses, claims, damages, liabilities, expenses or judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Prospectus, as so amended or supplemented. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have.

(b) Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, officers and employees and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. The indemnity agreement set forth in this Section shall be in addition to any liabilities which any such Holder may otherwise have. In no event shall any Holder, its directors, officers, employees or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement exceeds the sum of (i) the amount paid by such Holder for such Transfer Restricted Securities plus (ii) the amount of any damages that such Holder, its directors, officers, employees or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Holders shall have the right to employ a single counsel to represent jointly the Holders and their directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Holders against the Company under this Section 6 if the Holders seeking indemnification shall have been advised by legal counsel that there may be one or more legal defenses available to such Holders and their respective directors, officers, employees and controlling persons that are different from or additional to those available to the Company, and in that event, the fees and expenses of such separate counsel shall be paid by the Company.

(d) The indemnifying party under this Section 6 shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be withheld unreasonably, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 6(d) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e) If the indemnification provided for in this Section 6 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability (or action in respect thereof) referred to therein, each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (or action in respect thereof):

(i) in such proportion as is appropriate to reflect the relative benefits received by the Company from the offering and sale of the Transfer Restricted Securities on the one hand and a Holder with respect to the sale by such Holder on the other hand; or

(ii) if the allocation provided by Section (6)(e)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 6(e)(i) but also the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions or alleged statements or alleged omissions that resulted in such loss, claim, damage or liability (or action in respect thereof), as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and a Holder on the other hand with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under the Purchase Agreement (before deducting expenses) received by the Company, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Transfer Restricted Securities on the other hand. The relative fault of the parties shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Holders on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if the amount of contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this Section 6(e).

The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6 shall be deemed to include, for purposes of this Section 6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim.

Notwithstanding the provisions of this Section 6, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities purchased by it were resold exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute as provided in this Section 6(e) are several and not joint.

(f) The provisions of this Section 6 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the directors, officers, employees or controlling Persons referred to in this Section 6, and shall survive the sale by a Holder.

7. Rule 144A and Rule 144. The Company agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

8. No Participation in Underwritten Registrations. No Holder may participate in any Underwritten Registration hereunder without the prior consent of the Company.

9. Miscellaneous.

(a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Investors or the other Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely, and that, in the event of any such failure, the Investors or any other Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under Section 2 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b) Actions Affecting Transfer Restricted Securities. The Company shall not, directly or indirectly, take any action with respect to the Transfer Restricted Securities as a class that would adversely affect, in any material respect, the ability of the Holders to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

(c) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its Common Stock or the Securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Company shall not grant to any of its securityholders (other than the Holders in such capacity) the right to include any of its securities in the Shelf Registration Statement provided for in this Agreement other than the Transfer Restricted Securities.

(d) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of a Majority of Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter which relates exclusively to the rights of Holders whose securities are being sold pursuant to a Shelf Registration Statement and does not directly or indirectly adversely affect the rights of other Holders in any material respect may be given by the Selling Holders holding more than 50% of the Transfer Restricted Securities outstanding that are held by the Selling Holders.

(e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first class mail (registered or certified, return receipt requested), telex, facsimile transmission or air courier guaranteeing overnight delivery:

(i) if to a Holder, at the address set forth on the records of the Company or the transfer agent of the Common Stock, as the case maybe; and

(ii) if to the Company, initially at its address set forth in the Purchase Agreement,

With a copy to:

BearingPoint, Inc.

1676 International Drive

McLean, VA 22102

Facsimile: (703) 747-3917

Attention: Chief Financial Officer

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if transmitted by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders. The

Company hereby agrees to extend the benefit of this Agreement to any Holder and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts (including by telecopier), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h) Securities Held by the Company or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or its Affiliates (other than subsequent Holders if such subsequent Holders are deemed to be Affiliates solely by reason of their holding of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof

(j) Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without giving effect to any conflict of law provisions thereof other than New York General Obligations Laws Sections 5-1401 and 5-1402.

(k) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(1) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

BEARINGPOINT, INC.

By:	/s/ Harry L. You
Name:	Harry L. You
Title:	Chief Executive Officer

FRIEDMAN FLEISCHER & LOWE CAPITAL PARTNERS II, L.P.

By:	Friedman Fleischer & Lowe GP II, L.P., its general partner
By:	Friedman Fleischer & Lowe GP II, LLC, its general partner

By:
Name:
Title:

FFL PARALLEL FUND II, L.P.

By:	Friedman Fleischer & Lowe GP II, L.P., its general partner
By:	Friedman Fleischer & Lowe GP II, LLC, its general partner

By:
Name:
Title:

FFL EXECUTIVE PARTNERS II, L.P.

By:	Friedman Fleischer & Lowe GP II, L.P., its general partner
By:	Friedman Fleischer & Lowe GP II, LLC, its general partner

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

BEARINGPOINT, INC.

By:
Name:
Title:

FRIEDMAN FLEISCHER & LOWE CAPITAL PARTNERS II, L.P.

By:	Friedman Fleischer & Lowe GP II, L.P., its general partner
By:	Friedman Fleischer & Lowe GP II, LLC, its general partner

By:	/s/ Spencer Fleischer
Name:	Spencer Fleischer
Title:	Vice Chairman

FFL PARALLEL FUND II, L.P.

By:	Friedman Fleischer & Lowe GP II, L.P., its general partner
By:	Friedman Fleischer & Lowe GP II, LLC, its general partner

By:	/s/ Spencer Fleischer
Name:	Spencer Fleischer
Title:	Vice Chairman

FFL EXECUTIVE PARTNERS II, L.P.

By:	Friedman Fleischer & Lowe GP II, L.P., its general partner
By:	Friedman Fleischer & Lowe GP II, LLC, its general partner

By:	/s/ Spencer Fleischer
Name:	Spencer Fleischer
Title:	Vice Chairman

Annex A

BEARINGPOINT, INC.

FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of shares of common stock, par value $.01 per share, of BearingPoint, Inc. (“BearingPoint” or “Registrant”) understands that the Registrant has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Shelf Registration Statement”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), for the registration and resale of the Transfer Restricted Securities in accordance with the terms of the Registration Rights Agreement, dated as of July 15, 2005 (the “Registration Rights Agreement”), between BearingPoint and the entities named as “Investors” therein. A copy of the Registration Rights Agreement is available from BearingPoint upon request at the address set forth below. Each capitalized term not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Transfer Restricted Securities is entitled to the benefits of the Registration Rights Agreement. Holders of Transfer Restricted Securities will be required to deliver certain information to be used in connection with the Shelf Registration Statement. In order to sell or otherwise dispose of any Transfer Restricted Securities pursuant to the Shelf Registration Statement, a beneficial owner of Transfer Restricted Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Transfer Restricted Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Any beneficial owner of Transfer Restricted Securities wishing to include its Transfer Restricted Securities must deliver to BearingPoint at the address set forth herein a properly completed and signed Notice and Questionnaire. BearingPoint has agreed to pay liquidated damages pursuant to the Registration Rights Agreement under certain circumstances as set forth therein.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Transfer Restricted Securities hereby gives notice to BearingPoint of its intention to sell or otherwise dispose of Transfer Restricted Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

The undersigned hereby provides the following information to BearingPoint and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	(a)	Full legal name of Selling Securityholder:

	(b)	Full legal name of the broker-dealer or other third party through which Transfer Restricted Securities listed in Item 3 below are held:

	(c)	Full legal name of DTC Participant (if applicable and if not the same as (b) above) through which Transfer Restricted Securities listed in Item 3 below are held:

2.	Address for notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3.	Beneficial ownership of Transfer Restricted Securities:

	(a)	Type and number of shares of Transfer Restricted Securities beneficially owned:

	(b)	CUSIP No(s). of such Transfer Restricted Securities beneficially owned:

4.	Beneficial ownership of other securities of BearingPoint owned by the Selling Securityholder:

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of BearingPoint other than the Transfer Restricted Securities listed above in Item 3.

	(a)	Type and amount of other securities beneficially owned by the Selling Securityholder:

	(b)	CUSIP No(s). of such other securities beneficially owned:

5.	Relationship with BearingPoint:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with BearingPoint (or its predecessors or affiliates) during the past three years. State any exceptions here:

6.	Nature of the Selling Securityholder:

	(a)	Is the Selling Securityholder a reporting company under the Exchange Act, a majority owned subsidiary of a reporting company under the Exchange Act, or a registered investment company under the Investment Company Act, and if so, please state which one.

If the entity is a majority owned subsidiary of a reporting company, identify the majority stockholder that is a reporting company.

If the entity is not any of the above, identify the natural person or persons having voting and investment control over securities of BearingPoint that the entity owns.

	(b)	Is the Selling Securityholder a registered broker-dealer?

☐ Yes* No ☐

State whether the Selling Securityholder received the Transfer Restricted Securities as compensation for underwriting activities and, if so, provide a brief description of the transaction(s) involved.

State whether the Selling Securityholder is an affiliate of a broker-dealer and if so, list the name(s) of the broker-dealer affiliate(s).

☐ Yes* No ☐

* If the answer is “Yes” to either question above, you must answer both the following questions:

Were the Transfer Restricted Securities purchased in the ordinary course of business?

☐ Yes* No ☐

At the time of the purchase of the Transfer Restricted Securities, did the Selling Securityholder have any agreements or understandings, directly or indirectly, with any person to distribute the Transfer Restricted Securities.

☐ Yes* No ☐

** If the answer is “Yes,” please describe such agreements or understandings:

7.	Plan of Distribution:

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Transfer Restricted Securities listed above in Item 3 pursuant to the Shelf Registration Statement only as follows (if at all): Such Transfer Restricted Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Transfer Restricted Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Transfer Restricted Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market or (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market. The Selling Securityholder may pledge or grant a security interest in some or all of the Transfer Restricted Securities owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Transfer Restricted Securities from time to time pursuant to the prospectus. The Selling Securityholder also may transfer and donate Transfer Restricted Securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling securityholder for purposes of the prospectus.

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Transfer Restricted Securities without the prior agreement of BearingPoint.

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations) and the provisions of the Securities Act relating to prospectus delivery, in connection with any offering of Transfer Restricted Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

Pursuant to the Registration Rights Agreement, BearingPoint has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify BearingPoint of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by BearingPoint in connection with the preparation of amendment or the Shelf Registration Statement and the related prospectus.

By signing below, the undersigned agrees that if BearingPoint notifies the undersigned that the Shelf Registration Statement is not available, the undersigned will suspend use of the prospectus until receipt of notice from BearingPoint that the prospectus is again available.

This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:

Beneficial Owner

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND

QUESTIONNAIRE TO BEARINGPOINT, INC. AT:

BearingPoint, Inc.

1676 International Drive

McLean, Virginia 22102

Attn: Deputy General Counsel—Corporate and Securities